Exhibit 10.10.4

AMENDMENT NO. 3

TO

GOVERNANCE AGREEMENT

AMENDMENT NO. 3 TO GOVERNANCE AGREEMENT (this “Amendment”), dated as of January 1, 2010, made among ITC^DeltaCom, Inc., a Delaware corporation (“Parent”), and each person listed on the signature pages hereof under the headings “WCAS Securityholders” and “TCP Securityholders.”

WITNESSETH:

WHEREAS, the parties to this Amendment wish to amend the Amended and Restated Governance Agreement, dated as of July 26, 2005, as amended as of July 31, 2007 and as of May 13, 2008 (the “Agreement”), among Parent, the securityholders of Parent listed on the signature pages thereof and the other parties to such agreement to reflect that W and the TCP Fund Holders each shall be obligated to use their reasonable best efforts to cause the nomination and election of, and to vote in favor of, two, rather than three, Independent Directors;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.    Effectiveness; Capitalized Terms.

(a)    This Amendment shall be effective as of the date hereof.

(b)    All capitalized terms used in this Amendment and not defined herein have the meanings ascribed to such terms in the Agreement.

2.    Composition of the Board of Directors.

(a)    Section 4.1(b) of the Agreement is hereby amended by deleting from the final sentence of such section the phrase “three Independent Directors” and substituting in lieu thereof the phrase “two Independent Directors.”

(b)    Section 4.1(c) of the Agreement is hereby amended by deleting from the final sentence of such section the phrase “three Independent Directors” and substituting in lieu thereof the phrase “two Independent Directors.”

3.    Ownership.

(a)    Each WCAS Securityholder party hereto hereby represents that the WCAS Securityholders beneficially own, collectively, the number of shares of Parent common stock set forth under the heading “WCAS Securityholders” on the signature pages hereof.

(b)    Each TCP Securityholder party hereto hereby represents that such TCP Securityholder beneficially owns the number of shares of Parent common stock set forth under the name of such TCP Securityholder on the signature pages hereof.

4.    Miscellaneous. This Amendment shall not constitute an amendment or modification of any provision of the Agreement not expressly referred to herein. Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in counterparts, all of which shall together constitute a single agreement.

5.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to principles of conflicts of law.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth in the first paragraph hereof.

PARENT:

ITC^DELTACOM, INC.

By:	/s/ J. THOMAS MULLIS
Name:	J. Thomas Mullis
Title:	Senior Vice President-Legal and Regulatory

[signatures of WCAS Securityholders and TCP Securityholders on following pages]

WCAS SECURITYHOLDERS:

WCAS CAPITAL PARTNERS III, L.P.

By:	WCAS CP III Associates L.L.C., General Partner

By:	/s/ JONATHAN M. RATHER
Name:	Jonathan M. Rather
Title:	Managing Member

WELSH, CARSON, ANDERSON & STOWE VIII, L.P.

By:	WCAS VIII Associates LLC, General Partner

By:	/s/ JONATHAN M. RATHER
Name:	Jonathan M. Rather
Title:	Managing Member

40,985,343 shares of Parent common stock

TCP SECURITYHOLDERS:

SPECIAL VALUE ABSOLUTE RETURN FUND, LLC

By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

By:	/s/ HOWARD M. LEVKOWITZ
Name:	Howard M. Levkowitz
Title:	Managing Partner

623,647 shares of Parent common stock

SPECIAL VALUE CONTINUATION PARTNERS, LP

By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

By:	/s/ MICHAEL LEITNER
Name:	Michael Leitner
Title:	Managing Partner

10,890,068 shares of Parent common stock